UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported):  March 9, 2005

                          MEASUREMENT SPECIALTIES, INC.
             (Exact name of registrant as specified in its charter)

            New Jersey                   1-11906              22-2378738
   ----------------------------      ---------------      -------------------
   (State or other jurisdiction      Commission File        (IRS Employer
         of incorporation)                Number          Identification No.)

             10 Washington Avenue, Fairfield, New Jersey  07004-3877
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (973) 808-3020
                                 --------------
               Registrant's telephone number, including area code

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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EXPLANATORY NOTE:

     On December 22, 2004, Measurement Specialties, Inc. (the "Registrant" or "MSI") acquired all of the issued and outstanding shares of Humirel, S.A. ("Humirel"). The Registrant hereby amends Item 9.01 of its Current Report on Form 8-K filed on December 28, 2004 to include combined historical financial statements of Humirel and certain unaudited pro forma financial statement information giving effect to the acquisition of Humirel by MSI.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

The following financial statements are filed as exhibits hereto:

Exhibit 99.1 Audited financial statements of Humirel, S.A. for the years ended December 31, 2003 and 2002.

Exhibit 99.2 Un-audited financial statements for Humirel, S.A. for the nine months ended September 30, 2004 and 2003.

(b) Pro-forma financial information:

Exhibit 99.3 Un-audited pro-forma financial information of MSI for the year ended March 31, 2004 and for the six months ended September 30, 2004.

(c) Exhibits. The following exhibits are filed herewith:

EXHIBIT NO.    DESCRIPTION
-----------    -----------

Exhibit 99.1 Audited financial statements for Humirel, S.A. for the years ended December 31, 2003 and 2002.

Exhibit 99.2 Un-audited financial statements for Humirel, S.A. for the nine months ended September 30, 2004 and 2003.

Exhibit 99.3 Un-audited pro-forma financial information of MSI for year ended March 31, 2004 and for the six months ended September 30, 2004.

Exhibit 99.4 Share Purchase Agreement dated as of December 17, 2004 by and among Measurement Specialties, Inc. , Entran S.A. and the Principal Shareholders of Humirel, S.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Measurement Specialties, Inc.
(Registrant)

Date:  March 9, 2005

/S/ John P. Hopkins
-------------------
John P. Hopkins
Chief Financial Officer
(authorized officer and principal financial officer)


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